                                                                    EXHIBIT 1.2

                          PROVIDENT FINANCING TRUST I
                                 guaranteed by
                           PROVIDENT COMPANIES, INC.

                             UNDERWRITING AGREEMENT

                              STANDARD PROVISIONS
                              (CAPITAL SECURITIES)

                                              March 11, 1998

          From time to time, Provident Financing Trust I, a statutory business trust (the "Trust") created under the Delaware Business Trust Act, Del. Code Ann. tit. 12 (S) 3801 et seq. (the "Delaware Act"), may enter into one or more underwriting agreements that provide for the sale of designated securities to the several underwriters named therein, which designated securities will be guaranteed by Provident Companies, Inc., a Delaware corporation (the "Company," and, together with the Trust, the "Offerors"), and where the Company will act as depositor of the Trust. The standard provisions set forth herein may be incorporated by reference in any such underwriting agreement (an "Underwriting Agreement"). The Underwriting Agreement, including the provisions incorporated therein by reference, is herein referred to as this Agreement. Terms defined in the Underwriting Agreement are used herein as therein defined.

          The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement, including a prospectus relating to the Capital Securities and has filed with, or transmitted for filing to, or shall promptly hereafter file with or transmit for filing to, the Commission a prospectus supplement (the "Prospectus Supplement") specifically relating to the Offered Securities pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Securities Act"). The term "Registration Statement" means the registration statement, including the exhibits thereto, as amended to the date of this Agreement. The term "Basic Prospectus" means the prospectus included in the Registration Statement. The term "Prospectus" means the Basic Prospectus together with the Prospectus Supplement. The term "preliminary prospectus" means a preliminary prospectus supplement specifically relating to the Offered Securities together with the Basic Prospectus. As used herein, the terms "Basic Prospectus," "Prospectus" and "preliminary prospectus" shall include in each case the documents, if any, incorporated by reference therein. The terms "supplement," "amendment" and "amend" as used herein shall include all documents deemed to be incorporated by reference in the Prospectus that are filed subsequent to the date of the Basic Prospectus by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     1. REPRESENTATIONS AND WARRANTIES.  Each of the Offerors represents and
        ------------------------------
warrants to and agrees with each of the Underwriters that:

          (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

          (b) (i) each part of the Registration Statement, when such part became effective, did not contain, and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement and the Prospectus comply, and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder, (iii) the Trust Agreement, the Guarantee Agreement and the Indenture comply, and, as amended or supplemented, if applicable, will comply in all material respects with the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and the applicable rules and regulations of the Commission thereunder, and (iv) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this Section 1(b) do not apply to (A) statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Manager expressly for use therein or (B) to that part of the Registration Statement that constitutes the Statements of Eligibility (Form T-1) under the Trust Indenture Act, of the respective Trustees.

          (c) The documents incorporated by reference in the Registration Statement or Prospectus, when such documents became effective or were filed with the Commission, as the case may be, under the Exchange Act, (i) complied, and any documents so filed and incorporated by reference after the date of this Agreement will, when they are filed with the Commission, comply, in all material respects with the Securities Act and the Exchange Act, as applicable, and the applicable rules and regulations of the Commission thereunder, and (ii) did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (d) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and to enter into and perform its obligations under each of the Operative Documents, as applicable, and to hold the Common Securities issued by the Trust, and to issue, deliver and perform its obligations under the Junior Subordinated Debentures; and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (e) Each subsidiary of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned by the Company either directly or through another subsidiary of the Company, free and clear of all liens, encumbrances, equities or claims.

          (f) The Trust has been duly created and is validly existing as a statutory business trust in good standing under the Delaware Act with the power and authority to own its property and to conduct its business as described in the Prospectus and to enter into and perform its obligations under each of the Operative Documents, as applicable, and to issue, deliver and perform its obligations under the Capital Securities. The Trust is not a party to or otherwise bound by any material agreement other than those described in the Prospectus. The Trust is and will, under current law, be classified for United States federal income tax purposes as a grantor trust and not as an association taxable as a corporation. The Trust does not have any consolidated or unconsolidated subsidiaries. The Trust is and will be treated as a consolidated subsidiary of the Company pursuant to generally accepted accounting principles. The Trust is not required to be authorized to do business in any jurisdiction other than the State of Delaware.

          (g) This Agreement has been duly authorized, executed and delivered by the Offerors.

          (h) The Trust Agreement has been duly qualified under the Trust Indenture Act and has been duly authorized and, as of the Closing Date, will have been executed and delivered by the Company and each of the Trustees and will be a valid and binding agreement of the Company and each of the Trustees, enforceable in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

          (i) The Guarantee Agreement and the Expenses Agreement have each been duly authorized and, as of the Closing Date, will have been executed and delivered by the Company and, in the case of the Expenses Agreement, by the Trust, and each will be a valid and binding agreement of the Company and, in the case of the Expenses Agreement, of the Trust, enforceable in accordance with their terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

          (j) The Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized and, as of the Closing Date, will have been, executed and delivered by the Company and will be a valid and binding agreement of the Company, enforceable in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

          (k) The Capital Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Trust Agreement and delivered to and paid for by the Underwriters in accordance with the terms of the Underwriting Agreement, will be validly issued and, subject to the terms of the Trust Agreement, fully paid and non-assessable divided beneficial interests in the assets of the Trust and will conform in all material respects to the description thereof contained in the Prospectus. The issuance of the Capital Securities will not be subject to preemptive or other similar rights.

          (l) The Common Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Trust Agreement and delivered to and paid for by the Company in accordance with the terms of the Prospectus, will be validly issued and, subject to the terms of the Trust Agreement, fully paid undivided beneficial interests in the assets of the Trust and will conform in all material respects to the description thereof contained in the Prospectus. The issuance of the Common Securities will not be subject to preemptive or other similar rights. At the Closing all of the issued and outstanding Common Securities of the Trust will be directly owned by the Company free and clear of any security interest, mortgage, pledge, lien, claim, encumbrance or equitable right.

          (m) The Junior Subordinated Debentures have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Company in accordance with the terms of the Prospectus, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

          (n) The issuance and sale by the Trust of the Capital Securities and the Common Securities and the execution and delivery by the Trust of, and the performance by the Trust of its obligations under, the Operative Documents do not and will not contravene any provision of applicable law, the Trust Agreement or the certificate of trust of the Trust, or any agreement or other instrument binding upon the Trust, that is material to the Trust, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Trust, and no consent, approval, authorization or order of, any governmental body or agency is required for the performance by the Trust of its obligations under the Operative Documents, Capital Securities or Common Securities, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Capital Securities and the Common Securities.

          (o) The execution and delivery by the Company and the Trust of, and the performance by the Company and the Trust of their respective obligations under, the Operative Documents, the Capital Securities and the Junior Subordinated Debentures, as applicable, do not and will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or organizational documents of the Trust, as applicable, or any agreement or other instrument binding upon the Company or any of its subsidiaries or upon the Trust that is material to the Company and its subsidiaries, taken as a whole, or to the Trust, as applicable or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary or the Trust, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company or the Trust of its respective obligations under the Operative Documents or the Junior Subordinated Debentures, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Junior Subordinated Debentures.

          (p) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Trust or the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus.

          (q) There are no legal or governmental proceedings pending or threatened to which the Trust or the Company or any of its subsidiaries is a party or to which any of the properties of the Trust or the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed or incorporated by reference as exhibits to the Registration Statement that are not described, filed or incorporated as required.

          (r) Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.

          (s) Neither the Company nor the Trust is an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

          (t) The Trust and the Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and
     (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Trust or the Company and its subsidiaries, taken as a whole.

          (u) There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a material adverse effect on the Trust or the Company and its subsidiaries, taken as a whole.

          (v) The Trust and the Company have complied with all provisions of
     Section 517.075, Florida Statutes relating to doing business with the Government of Cuba or with any person or affiliate located in Cuba.

     2. OFFERING.  The Company is advised by the Manager that the Underwriters
        --------
propose to make a public offering of their respective portion of the Capital Securities as soon after this Agreement has been entered into as in the Manager's judgment is advisable. The terms of the public offering of the Capital Securities are set forth in the Prospectus.

     3. PURCHASE AND DELIVERY.  Except as otherwise provided in this Section 3,
        ---------------------
payment for the Capital Securities shall be made to the Trust in Federal or other immediately available funds at the time and place set forth in the Underwriting Agreement, upon delivery to the Manager for the respective accounts of the several Underwriters of the Capital Securities registered in such names and in such denominations as the Manager shall request in writing not less than two full business days prior to the date of delivery, with any transfer taxes payable in connection with the transfer of the Capital Securities to the Underwriters duly paid.

     Delivery on the Closing Date of any Capital Securities that are in bearer form shall be effected by delivery of a single temporary global debt security without coupons evidencing the Capital Securities in the name of The Depository Trust Company or its nominee.

     4. CONDITIONS TO CLOSING.  The several obligations of the Underwriters are
        ---------------------
subject to the following conditions:

          (a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:

               (i) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's or the Trust's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

               (ii) there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, or the Trust from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in the judgment of the Manager, is material and adverse and that makes it, in the judgment of the Manager, impracticable to market the Capital Securities on the terms and in the manner contemplated in the Prospectus.

          (b) The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company and an Administrative Trustee of the Trust, to the effect set forth in clause (a)(i) above and to the effect that the representations and warranties of the Company and the Trust, as the case may be, contained in this Agreement are true and correct as of the Closing Date and that each of the Company and the Trust has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

          The officer and Administrative Trustee signing and delivering such certificates may rely upon the best of his or her knowledge as to proceedings threatened.

          (c) The Underwriters shall have received on the Closing Date an opinion of Alston & Bird LLP, outside counsel for the Company, dated the Closing Date, to the effect set forth in Exhibit A-1 hereto.

          (d) The Underwriters shall have received on the Closing Date an opinion of Alston & Bird LLP, special tax counsel for the Company, dated the Closing Date, to the effect set forth in Exhibit A-2 hereto.

          (e) The Underwriters shall have received on the Closing Date an opinion of F. Dean Copeland, Executive Vice President and General Counsel of the Company, dated the Closing Date, to the effect set forth in Exhibit B hereto.

          (f) The Underwriters shall have received an opinion, dated the Closing Date, of Seward & Kissel, counsel to the Property Trustee, to the effect set forth in Exhibit C hereto.

          (g) The Underwriters shall have received an opinion, dated the Closing Date, of Morris, James, Hitchens & Williams, counsel to the and Delaware Trustee, to the effect set forth in Exhibit D hereto.

          (h) The Underwriters shall have received an opinion, dated the Closing Date, of Richards, Layton & Finger, P.A., special Delaware counsel to the Company and the Trust, to the effect set forth in Exhibit E hereto.

          (i) The Underwriters shall have received on the Closing Date an opinion of LeBoeuf, Lamb, Greene & MacRae, L.L.P., counsel for the Underwriters, dated the Closing Date, to the effect set forth in Exhibit F hereto.

          (j) The Underwriters shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from Ernst & Young LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Registration Statement and the Prospectus; provided that the letter delivered on the Closing Date shall use a "cut-off date" not earlier than the date hereof.

          (k) Prior to the Closing Date, the Company shall have furnished to the Underwriters such further information, certificates and documents as the Underwriters may reasonably request in connection with the offering of the Capital Securities.

     5. COVENANTS OF THE OFFERORS.  In further consideration of the agreements
        -------------------------
of the Underwriters herein contained, the Offerors covenant with each Underwriter as follows:

          (a) To furnish the Manager, without charge, two signed copies of the Registration Statement (including exhibits thereto) and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto) and, during the period mentioned in paragraph
     (c) below, as many copies of the Prospectus, any documents incorporated by reference therein and any supplements and amendments thereto or to the Registration Statement as the Manager may reasonably request.

          (b) Before amending or supplementing the Registration Statement or the Prospectus with respect to the Capital Securities, to furnish to the Manager a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which the Manager reasonably objects.

          (c) If, during such period after the first date of the public offering of the Capital Securities as in the opinion of counsel for the Underwriters the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses the Manager will furnish to the Company) to which the Capital Securities may have been sold by the Manager on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law.

          (d) To endeavor to qualify the Capital Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Manager shall reasonably request and to maintain such qualification for as long as the Manager shall reasonably request.

          (e) To make generally available to the Company's security holders and to the Manager as soon as practicable an earning statement covering a twelve-month period beginning on the first day of the first full fiscal quarter after the date of this Agreement, which earning statement shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder. If such fiscal quarter is the last fiscal quarter of the Company's fiscal year, such earning statement shall be made available not later than 90 days after the close of the period covered thereby and in all other cases shall be made available not later than 45 days after the close of the period covered thereby.

          (f) During the period beginning on the date of the Underwriting Agreement and continuing to and including the Closing Date, not to offer, sell, contract to sell or otherwise dispose of any Capital Securities, any other beneficial interest in the assets of the Trust, or any other securities of the Trust or any other similar trust affiliated with the Guarantor which are substantially similar to the Capital Securities, or any securities convertible into or exchangeable for the Capital Securities, without the prior written consent of the Manager.

          (g) To use its reasonable efforts to permit the Capital Securities and, if distributed to the holders of Capital Securities directly, the Junior Subordinated Debentures to be eligible for clearing through The Depository Trust Company.

          (h) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Offerors' counsel and accountants, the Trustees and any counsel in connection with the preparation, registration issuance and delivery of the Capital Securities under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement and the Prospectus and all amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified; (ii) the preparation, issuance and delivery of the Capital Securities; (iii) the fees, disbursements and expenses of the Offerors' counsel, the Trustees and any counsel in connection with the preparation of the Operative Documents and other documents related to the preparation, registration, issuance and delivery of the Capital Securities; (iv) the qualification of the Capital Securities under state securities or Blue Sky laws in accordance with the provisions of Section 6(d), including filing fees and the fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of any Blue Sky Memoranda; (v) the printing and delivery to the Underwriters of copies of any Blue Sky Memoranda; (vi) any fees charged by rating agencies for the rating of the Capital Securities; (vii) all filing fees, reasonable fees and disbursements of counsel to the Underwriters incurred with respect to any filing with the National Association of Securities Dealers, Inc. made in connection with the Capital Securities; (viii) the costs and charges of any transfer agent, registrar or depositary; (ix) any expenses incurred by the Offerors in connection with a "road show" presentation to potential investors; and (x) all other costs and expenses incident to the performance of the obligations of the Offerors hereunder for which provision is not otherwise made in this
     Section 5.  It is understood, however, that except as provided in this
     Section 5,

     Section 6 entitled "Indemnity and Contribution," and the last paragraph of
     Section 8 below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the Capital Securities by them and any advertising expenses connected with any offers they may make.

     6. INDEMNIFICATION AND CONTRIBUTION.
        --------------------------------

          (a) The Offerors jointly and severally agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred by any Underwriter or any such controlling person in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Manager expressly for use therein.

          (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Offerors, their respective directors, and officers who sign the Registration Statement and each person, if any, who controls either of the Offerors within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Offerors to such Underwriter, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through the Manager expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

          (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either paragraph (a) or (b) of this Section 6, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by the Manager, in the case of parties indemnified pursuant to paragraph (a) above, and by the Offerors, in the case of parties indemnified pursuant to paragraph (b) above. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          (d) To the extent the indemnification provided for in paragraph (a) or
     (b) of this Section 6 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Offerors on the one hand and the Underwriters on the other hand from the offering of the Capital Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause
     (i) above but also the relative fault of the Offerors on the one hand and of the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Offerors on the one hand and the Underwriters on the other hand in connection with the offering of the Capital Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Capital Securities (before deducting expenses) received by the Offerors and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus Supplement, bear to the aggregate public offering price of the Capital Securities. The relative fault of the Offerors on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Offerors or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' respective obligations to contribute pursuant to this Section 6 are several in proportion to the respective principal amounts of Capital Securities they have purchased hereunder, and not joint.

          (e) The Offerors and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 6 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) of this Section 6. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
     Section 6, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Capital Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities
     Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this
     Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

          (f) The indemnity and contribution provisions contained in this
     Section 6 and the representations, warranties and other statements of the Offerors contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of either of the Offerors, any of their respective officers or directors or any person controlling either of the Offerors and (iii) acceptance of and payment for any of the Capital Securities.

     7. TERMINATION. This Agreement shall be subject to termination by notice
        -----------
given by the Manager to the Company, if (a) after the execution and delivery of the Underwriting Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, and the National Association of Securities Dealers, Inc. (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the judgment of the Manager, is material and adverse and (b) in the case of any of the events specified in clauses (a)(i) through (iv), such event, singly or together with any other such event, makes it, in the judgment of the Manager, impracticable to market the Capital Securities on the terms and in the manner contemplated in the Prospectus.

     8. DEFAULTING UNDERWRITERS.  If, on the Closing Date, any one or more of
        -----------------------
the Underwriters shall fail or refuse to purchase Capital Securities that it has or they have agreed to purchase on such date, and the aggregate number of Capital Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Capital Securities to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Capital Securities set forth opposite their respective names in the Underwriting Agreement bears to the aggregate number of Capital Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Manager may specify, to purchase the Capital Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided
                                                                    --------
that in no event shall the number of Capital Securities that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this
Section 8 by an amount in excess of one-ninth of such number of Capital Securities without the written consent of such Underwriter. If on the Closing Date any Underwriter or Underwriters shall fail or refuse to purchase Capital Securities and the aggregate number of Capital Securities with respect to which such default occurs is more than one-tenth of the aggregate number of Capital Securities to be purchased on such date, and arrangements satisfactory to the Manager and the Company for the purchase of such Capital Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case either the Manager or the Company shall have the right to postpone the Closing Date but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

     If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company or the Trust to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company or the Trust shall be unable to perform their respective obligations under this Agreement, the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering of the Capital Securities.

     9. COUNTERPARTS.  This Agreement may be signed in three or more
        ------------
counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     10. APPLICABLE LAW.  This Agreement shall be governed by and construed in
         --------------
accordance with the internal laws of the State of New York.

     11. HEADINGS.  The headings of the sections of this Agreement have been
         --------
inserted for convenience of reference only and shall not be deemed a part of this Agreement.


                                    Very truly yours,

                                    PROVIDENT FINANCING TRUST I



                                    By:______________________
                                       Name:
                                       Title:


                                    PROVIDENT COMPANIES, INC.



                                    By:______________________
                                       Name:
                                       Title:



Accepted as of the date hereof

MORGAN STANLEY & CO. INCORPORATED
BEAR STEARNS & CO. INCORPORATED
CHASE SECURITIES INC.
CREDIT SUISSE FIRST BOSTON
DONALDSON LUFKIN & JENRETTE
  SECURITIES CORPORATION


By: Morgan Stanley & Co. Incorporated


By:________________________
   Name:
   Title:

                                  EXHIBIT A-1


     Pursuant to Section 4(c) of the Agreement, Alston & Bird LLP, outside counsel for the Company, shall provide to the Underwriters on the Closing Date an opinion, dated the Closing Date, to the effect that:

          1. the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and to enter into and perform its obligations under each of the Operative Documents, as applicable, and to hold the Common Securities issued by the Trust, and to issue, deliver and perform its obligations under the Junior Subordinated Debentures and the Guarantee Agreement; and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

          2. the Agreement has been duly authorized, executed and delivered by the Company;

          3. the Trust Agreement has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by the Company and the Trustees and is a valid and binding agreement of the Company and the Trustees, enforceable in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability;

          4. the Guarantee Agreement and the Expenses Agreement have been duly authorized, executed and delivered by the Company and are each a valid and binding agreement of the Company, enforceable in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability;

          5. the Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability;

          6. the Capital Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Trust Agreement and delivered to and paid for by the Underwriters in accordance with the terms of the Underwriting Agreement, will be validly issued and, subject to the terms of the Trust Agreement, fully paid and non-assessable divided beneficial interests in the assets of the Trust and will conform in all material respects to the description thereof contained in the Prospectus. The issuance of the Capital Securities will not be subject to preemptive or other similar rights;

          7. the Common Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Trust Agreement and delivered to and paid for by the Company in accordance with the terms of the Prospectus, will be validly issued and, subject to the terms of the Trust Agreement, fully paid undivided beneficial interests in the assets of the Trust and will conform in all material respects to the description thereof contained in the Prospectus. The issuance of the Common Securities will not be subject to preemptive or other similar rights;

          8. the Junior Subordinated Debentures have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Company in accordance with the terms of the Prospectus, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability;

          9. the execution and delivery by the Company of, and the performance by the Company of its obligations under, the Operative Documents, Capital Securities and the Junior Subordinated Debentures, as applicable, do not and will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or, to the best of such counsel's knowledge, any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or, to the best of such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under the Operative Documents or the Junior Subordinated Debentures, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Junior Subordinated Debentures;

          10. the statements (A) in the Basic Prospectus under the captions "Description of Debt Securities," "Description of Preferred Securities," "Description of Trust Guarantee" and "Plan of Distribution" and in the Prospectus Supplement under the captions "The Company - Legal Proceedings," "Certain Terms of Capital Securities," "Certain Terms of Junior Subordinated Debentures," "Description of Guarantee," and "Underwriters" and (B) in the Registration Statement under Item 15, in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein;

          11. after due inquiry, such counsel does not know of any legal or governmental proceedings pending or threatened to which the Trust or the Company or any of its subsidiaries is a party or to which any of the properties of the Trust or the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed or incorporated by reference as exhibits to the Registration Statement that are not described, filed or incorporated as required;

          12. neither the Company nor the Trust is an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended; and

          13. such counsel (A) has no reason to believe that (except for financial statements and schedules and other financial and statistical data included therein, as to which such counsel need not express any belief, and except for that part of the Registration Statement that constitutes the Form T-1 heretofore referred to) each part of the Registration Statement, when such part became effective, contained any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading,
     (B) is of the opinion that the Registration Statement and Prospectus (except for financial statements and schedules and other financial and statistical data included therein, as to which such counsel need not express any opinion) comply as to form in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (C) has no reason to believe that (except for financial statements and schedules and other financial and statistical data included therein as to which such counsel need not express any belief) the Prospectus as of the date such opinion is delivered contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                                  EXHIBIT A-2


     Pursuant to Section 4(d) of the Agreement, Alston & Bird LLP, special tax counsel for the Company, shall provide to the Underwriters on the Closing Date an opinion, dated the Closing Date, to the effect that:

          1. the statements of law or legal conclusions and opinions set forth under the section entitled "Certain Federal Income Tax Consequences" in the Prospectus Supplement, subject to the assumptions and conditions described therein.

                                   EXHIBIT B


     Pursuant to Section 4(e) of the Agreement, F. Dean Copeland, Executive Vice President and General Counsel of the Company, shall provide to the Underwriters on the Closing Date an opinion, dated the Closing Date, to the effect that:

          1. the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and to enter into and perform its obligations under each of the Operative Documents, as applicable, and to hold the Common Securities issued by the Trust, to issue, deliver and perform its obligations under the Junior Subordinated Debentures and the Guarantee Agreement; and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

          2. each subsidiary of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned by the Company either directly or through another subsidiary of the Company, free and clear of all liens, encumbrances, equities or claims;

          3. the Agreement has been duly authorized, executed and delivered by the Company;

          4. the execution and delivery by the Company of, and the performance by the Company of its obligations under, the Operative Documents, Capital Securities and the Junior Subordinated Debentures, as applicable, do not and will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under the Operative Documents or the Junior Subordinated Debentures, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Junior Subordinated Debentures;

          5. On the Closing Date all of the issued and outstanding Common Securities of the Trust will be directly owned by the Company free and clear of any security interest, mortgage, pledge, lien, claim, encumbrance or equitable right;

          6. the statements (A) in the Basic Prospectus under the caption "Business - Regulation" and in the Prospectus Supplement under the captions "The Company - Regulation," (B) in "Item 3 - Legal Proceedings" of the Company's most recent annual report on Form 10-K incorporated by reference in the Prospectus and (C) in "Item 1 - Legal Proceedings" of Part II of the Company's quarterly reports on Form 10-Q, if any, filed since such annual report, insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein;

          7. after due inquiry, such counsel does not know of any legal or governmental proceedings pending or threatened to which the Trust or Company or any of its subsidiaries is a party or to which any of the properties of the Trust or the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed or incorporated by reference as exhibits to the Registration Statement that are not described, filed or incorporated as required;

          8. the Trust and the Company and its subsidiaries (A) are in compliance with any and all applicable Environmental Laws, (B) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and
     (C) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Trust and the Company and its subsidiaries, taken as a whole; and

          9. such counsel (A) is of the opinion that each document, if any, filed pursuant to the Exchange Act and incorporated by reference in the Prospectus (except for financial statements and schedules and other financial and statistical data included therein, as to which such counsel need not express any opinion) complied when so filed as to form in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (B) has no reason to believe that (except for financial statements and schedules and other financial and statistical data included therein, as to which such counsel need not express any belief, and except for that part of the Registration Statement that constitutes the Form T-1 heretofore referred to) each part of the Registration Statement, when such part became effective, contained any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (C) is of the opinion that the Registration Statement and Prospectus (except for financial statements and schedules and other financial and statistical data included therein, as to which such counsel need not express any opinion) comply as to form in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (D) has no reason to believe that (except for financial statements and schedules and other financial and statistical data included therein as to which such counsel need not express any belief) the Prospectus as of the date such opinion is delivered contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                                   EXHIBIT C


     Pursuant to Section 4(f) of the Agreement, counsel to Property Trustee, Guarantee Trustee and Indenture Trustee (collectively the "Trustee") shall provide to the Underwriters on the Closing Date an opinion, dated the Closing Date, to the effect that:

          1. The Trustee is duly incorporated and is validly existing in good standing as a banking corporation with trust powers under the laws of the State of New York.

          3. The Indenture Trustee has the requisite power and authority to execute, deliver and perform its obligations under the Indenture, and has taken all necessary corporate action to authorize the execution, delivery and performance by it of the Indenture.

          4. The Guarantee Trustee has the requisite power and authority to execute, deliver and perform its obligations under the Guarantee Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance by it of the Guarantee Agreement.

          5. The Property Trustee has the requisite power and authority to execute and deliver the Trust Agreement, and has taken all necessary corporate action to authorize the execution and delivery of the Trust Agreement.

          9. The Guarantee Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

          10. The Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

          11. The Junior Subordinated Debentures delivered on the date hereof have been duly authenticated by the Indenture Trustee in accordance with the terms of the Indenture.

                                   EXHIBIT D


     Pursuant to Section 4(g) of the Agreement, Morris, James, Hitchens & Williams, counsel to the Delaware Trustee shall provide to the Underwriters on the Closing Date an opinion, dated the Closing Date, to the effect that:

          1. The Delaware Trustee is duly incorporated and is validly existing in good standing as a banking corporation with trust powers under the laws of the State of Delaware.

          2. The Delaware Trustee has the requisite power and authority to execute and deliver the Trust Agreement, and has taken all necessary corporate action to authorize the execution and delivery of the Trust Agreement.

          3. The Trust has been duly created, is validly existing as a statutory business trust in good standing under the Delaware Act with the power and authority to own its property and to conduct its business as described in the Prospectus and to enter into and perform its obligations under each of the Operative Documents, as applicable, and to issue, deliver and perform its obligations under the Capital Securities. The Trust is not a party to or otherwise bound by any material agreement other than those described in the Prospectus. The Trust is and will, under current law, be classified for United States federal income tax purposes as a grantor trust and not as an association taxable as a corporation. The Trust does not have any consolidated or unconsolidated subsidiaries. The Trust is and will be treated as a consolidated subsidiary of the Company pursuant to generally accepted accounting principles. The Trust is not required to be authorized to do business in any jurisdiction other than the State of Delaware.

          4. The Trust Agreement has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by the Company and the Trustees and is a valid and binding agreement of the Company and the Trustees, enforceable in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

          5. The Expenses Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

                                   EXHIBIT E


     Pursuant to Section 4(h) of the Agreement, Richards, Layton & Finger, P.A., special Delaware counsel to the Company and the Trust shall provide to the Underwriters on the Closing Date an opinion, dated the Closing Date, to the effect that:

          1. The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Act and, under the Delaware Act and the Trust Agreement, has the trust power and authority to conduct its business, all as described in the Basic Prospectus and the Prospectus Supplement.

          2. The Trust Agreement is a legal, valid and binding agreement of the Company and the Trustees, and is enforceable against the Company and the Trustees, in accordance with its terms.

          3. Under the Trust Agreement and the Delaware Act, the execution and delivery of the Operative Documents by the Trust, and the performance by the Trust of its obligations thereunder, have been duly authorized by all necessary trust action on the part of the Trust.

          4. The Capital Securities have been duly authorized by the Trust Agreement and are duly and validly issued and, subject to the qualifications set forth herein, will be fully paid and nonassessable undivided beneficial interests in the assets of the Trust. The holders of the Capital Security, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporation for profit organized under the General Corporation Law of the State of Delaware. We note that the holders of the Capital Security may be obligated, pursuant to the Trust Agreement, to (i) provide indemnity and security in connection with and pay taxes or governmental charges arising from transfers of Capital Securities Certificates and the issuance of replacement Capital Securities Certificates, (ii) provide security and indemnity in connection with requests of or directions to the Property Trustee to exercise its rights and powers under the Trust Agreement, and
     (iii) undertakes as a party litigant to pay costs in any suit for the enforcement of any right or remedy under the Trust Agreement or against the Property Trustee, to the extent provided in the Trust Agreement.

          5. The Common Securities have been duly authorized by the Trust Agreement and are duly and validly issued undivided beneficial interests in the assets of the Trust.

          6. Under the Trust Agreement and the Delaware Act, the issuance of the Common Securities is not subject to preemptive rights.

          7. The statements in the Basic Prospectus under the captions "The Provident Trust," "Description of Debt Securities," "Description of Preferred Securities" and "Description of Trust Guarantee" and the statements in the Prospectus Supplement under the captions "Certain Terms of Capital Securities," "Certain Terms of Junior Subordinated Debentures" and "Description of Guarantee," insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein.

          8. The issuance and sale by the Trust of the Common Securities, the execution, delivery and performance by the Trust of the Operative Documents, the consummation by the Trust of the transactions contemplated therein and the compliance by the Trust with its obligations thereunder do not violate (A) the Certificate or the Trust Agreement, (B) any applicable Delaware law or Delaware administrative regulation, (C) any agreement or other instrument binding upon the Trust, that is material to the Trust, (D) any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Trust, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Trust of its obligations under the Operative Documents, Capital Securities, Common Securities or Junior Subordinated Debentures, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Capital Securities, Common Securities and Junior Subordinated Debentures.

          9. After due inquiry, limited to, and solely to the extent disclosed on the Closing Date, the court dockets for active cases of the Court of Chancery of the State of Delaware in and for New Castle County, Delaware, of the Superior Court of the State of Delaware in and for Delaware, we do not know of any legal or governmental proceeding pending against the Trust.

          10. No authorization, approval, consent or order of any Delaware court or Delaware governmental authority or Delaware agency is required to be obtained by the Trust solely in connection with the issuance and sale of the Trust Securities.

          11. The holders of the Capital Security (other than those holders of Capital Securities who reside or are domiciled in the State of Delaware) will have no liability for income taxes imposed by the State of Delaware solely as a result of their participation in the Trust, and the Trust will not be liable for any income tax imposed by the State of Delaware.

          12. The Trust is not a party to or otherwise bound by any material agreement other than those described in the Prospectus. The Trust is not required to be authorized to do business in any jurisdiction other than the State of Delaware.

                                   Exhibit F


     Pursuant to Section 4(i) of the Agreement, LeBoeuf, Lamb, Greene & MacRae, L.L.P., counsel to the Underwriters, shall provide to the Underwriters on the Closing Date an opinion, dated the Closing Date, to the effect that:

          1. this Agreement has been duly authorized, executed and delivered by the Offerors;

          2. the Trust Agreement has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by the Company and the Trustees and is a valid and binding agreement of the Company and the Trustees, enforceable in accordance with its terms subject to (a) bankruptcy, insolvency, fraudulent transfer, reorganization, rehabilitation, moratorium or other similar laws affecting creditors' rights generally and (b) general principles of equity;

          3. each of the Guarantee Agreement and the Expenses Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms subject to (a) bankruptcy, insolvency, fraudulent transfer, reorganization, rehabilitation, moratorium or other similar laws affecting creditors' rights generally and (b) general principles of equity;

          4. the Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms subject to (a) bankruptcy, insolvency, fraudulent transfer, reorganization, rehabilitation, moratorium or other similar laws affecting creditors' rights generally and (b) general principles of equity;

          5. the Capital Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Trust Agreement and delivered to and paid for by the Underwriters in accordance with the terms of the Underwriting Agreement, will be validly issued and, subject to the terms of the Trust Agreement, fully paid and non-assessable divided beneficial interests in the assets of the Trust and will conform in all material respects to the description thereof contained in the Prospectus;

          6. the Common Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Trust Agreement and delivered to and paid for by the Company in accordance with the terms of the Prospectus, will be validly issued and, subject to the terms of the Trust Agreement, fully paid and non-assessable undivided beneficial interests in the assets of the Trust and will conform in all material respects to the description thereof contained in the Prospectus;

          7. the Junior Subordinated Debentures have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Trust in accordance with the terms of the Prospectus, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting creditors' rights generally and (ii) rights of acceleration, if any, and the availability of equitable remedies may be limited by equitable principles of general applicability;

          8. the statements in the Prospectus under the captions "Description of Debt Securities," "Description of Preferred Securities," "Description of Trust Guarantee" and "Plan of Distribution" and in the Prospectus Supplement under the captions "Certain Terms of Capital Securities," "Certain Terms of Junior Subordinated Debentures," "Description of Guarantee," and "Underwriters" insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly summarize such matters; and

          (v) the Registration Statement and Prospectus (except for financial statements and schedules and other financial and statistical data included or incorporated by reference therein, as to which such counsel need not express any opinion) comply as to form in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.

          Nothing has come to the attention of such Counsel (A) that would lead it to believe that (except for financial statements and schedules and other financial and statistical data included or incorporated by reference therein, as to which such counsel need not express any belief and except for that part of the Registration Statement that constitutes the Form T-1 heretofore referred to) the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (B) would lead it to believe that (except for financial statements and schedules and other financial and statistical data included or incorporated by reference therein as to which such counsel need not express any belief) the Prospectus as of the date such opinion is delivered contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                             UNDERWRITING AGREEMENT



                                              March 11, 1998

Provident Financing Trust I
c/o Provident Companies, Inc.
1 Fountain Square
Chattanooga, TN 37402

Provident Companies, Inc.
1 Fountain Square
Chattanooga, TN 37402

Dear Sirs and Mesdames:

          We (the "Manager") are acting on behalf of the underwriter or underwriters (including ourselves) named below (such underwriter or underwriters being herein called the "Underwriters"), and we understand that Provident Financing Trust I, a statutory business trust (the "Trust") created under the Delaware Business Trust Act, Del. Code Ann. tit. 12 (S) 3801 et seq. (the "Delaware Act"), and Provident Companies, Inc., a Delaware corporation (the "Company," and, together with the Trust, the "Offerors"), as depositor of the Trust and as guarantor, propose, upon the terms and conditions set forth herein, to issue and sell 7.405% Capital Securities with an aggregate liquidation amount equal to $250,000,000 (the "Capital Securities").

     The entire proceeds from the sale of the Capital Securities will be combined with the entire proceeds from the sale by the Trust to the Company of the Trust's common securities (the "Common Securities"), and will be used by the Trust to purchase an equivalent amount of the Junior Subordinated Debentures (defined below).

     The Capital Securities and Common Securities are to be issued pursuant to the terms of an Amended and Restated Declaration of Trust dated as of March 11, 1998 (the "Trust Agreement"), among the Company, as depositor, The Chase Manhattan Bank, a New York banking corporation, as property trustee, ("Property Trustee"), First Union Trust Company, National Association, a bank organized under the laws of the United States, as Delaware trustee (the "Delaware Trustee"), Susan N. Roth and Ralph A. Rogers, Jr., as administrative trustees (the "Administrative Trustees," and, collectively with the Property Trustee and the Delaware Trustee, the "Trustees") and the several holders from time to time of undivided interests in the assets of the Trust. The Trust and the Company shall enter into an Agreement as to Expenses and Liabilities, dated as of March 11, 1998 (the "Expenses Agreement"), pursuant to which the Company shall pay, under certain circumstances, the Obligations (as defined in the Expenses Agreement) of the Trust. The Capital Securities will be guaranteed by the Company on a subordinated basis and subject to certain limitations with respect to distributions and payments upon liquidation, redemption or otherwise pursuant to the Provident Guarantee Agreement dated as of March 11, 1998 (the "Guarantee Agreement"), between the Company and The Chase Manhattan Bank, as guarantee trustee (the "Guarantee Trustee"). The assets of the Trust will consist of 7 1/4% Junior Subordinated Deferrable Interest Debentures, Series A, due March 1, 2038 (the "Junior Subordinated Debentures"), of the Company which will be issued under a Subordinated Debt Indenture dated as of March 11, 1998 (the "Indenture"), between the Company and The Chase Manhattan Bank, as trustee (the "Indenture Trustee"). Under certain circumstances, the Junior Subordinated Debentures will be distributable to the holders of undivided beneficial interests in the assets of the Trust. The Indenture, the Trust Agreement, the Guarantee Agreement, the Expense Agreement and this Agreement may be referred to herein collectively as the "Operative Documents."

          Subject to the terms and conditions set forth or incorporated by reference herein, the Trust hereby agrees to sell to the several Underwriters, and each Underwriter agrees, severally and not jointly, to purchase from the Trust the respective principal amounts of Capital Securities set forth below opposite its name at a purchase price of 7.405% of the principal amount of Capital Securities, plus accrued interest, if any, from March 16, 1998 to the date of payment and delivery.


                                         Number of Capital
               Name                         Securities
               ----                         ----------


Morgan Stanley & Co. Incorporated           60,000,000
Bear Stearns & Co. Incorporated             60,000,000
Chase Securities Inc.                       60,000,000
Credit Suisse First Boston                  60,000,000
Donaldson Lufkin & Jenrette
  Securities Corporation                    60,000,000
                                           -----------
     Total...............................  300,000,000


          The Underwriters will pay for the Capital Securities upon delivery thereof at the offices of LeBoeuf, Lamb, Greene & MacRae, L.L.P. at 125 West 55th Street, New York, New York 10019 at 10:00 a.m. (New York time) on March 16, 1998, or at such other time, not later than 5:00 p.m. (New York time) on March 16, 1998, as shall be designated by the Manager. The time and date of such payment and delivery are hereinafter referred to as the "Closing Date."

          The Capital Securities shall have the terms set forth in the Prospectus dated May 22, 1997 and the Prospectus Supplement dated March 11, 1998, including the following:

                          Terms of Capital Securities

     Maturity Date:                 March 1, 2038

     Interest Rate:                 7.405%

     Redemption Provisions:         The Capital Securities will be subject to
                                    mandatory redemption in whole, but not in part, (i) at the Stated Maturity (as defined in the Prospectus) upon repayment of the Junior Subordinated Debentures or (ii) at any time within 90 days following the occurrence and continuation of a Tax Event or Investment Company Event (each as defined in the Prospectus), in each case at the applicable redemption price.

     Distribution Dates:            March 15 and September 15 of each year,
                                    commencing September 15, 1998.

     Form and Denomination:         The Capital Securities will be issued in the
                                    form of global securities in the aggregate principal amount of $300,000,000.

     Price to Public:               $1,000 per share

     Gross Spread:                  $10 per share

     Dealer Concession:             $6.00 per share

     Reallowance Concession:        $2.50 per share


          All provisions contained in the document entitled Provident Financing Trust I guaranteed by Provident Companies, Inc. Underwriting Agreement Standard Provisions (Capital Securities) dated March 11, 1998, a copy of which is attached hereto, are herein incorporated by reference in their entirety and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein, except that (i) if any term defined in such document is otherwise defined herein, the definition set forth herein shall control, (ii) all references in such document to a type of security that is not an Capital Security shall not be deemed to be a part of this Agreement and (iii) all references in such document to a type of agreement that has not been entered into in connection with the transactions contemplated hereby shall not be deemed to be a part of this Agreement.

          Please confirm your agreement by having an authorized officer sign a copy of this Agreement in the space set forth below.

                              Very truly yours,

                              MORGAN STANLEY & CO. INCORPORATED
                              BEAR STEARNS & CO. INCORPORATED
                              CHASE SECURITIES INC.
                              CREDIT SUISSE FIRST BOSTON
                              DONALDSON LUFKIN & JENRETTE
                                SECURITIES CORPORATION


                              By:   Morgan Stanley & Co. Incorporated


                              By:________________________
                                 Name:
                                 Title:


Accepted as of the date hereof:


PROVIDENT FINANCING TRUST I

By:______________________
   Name:
   Title:


PROVIDENT COMPANIES, INC.

By:______________________
   Name:
   Title: